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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2008
                                                         -----------------


                               F.N.B. CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


                001-31940                                25-1255406
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        (Commission File Number)               (IRS Employer Identification No.)


      One F.N.B. Boulevard, Hermitage, PA                          16148
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    (Address of Principal Executive Offices)                     (Zip Code)


                                 (724) 981-6000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On January 16, 2008, the Corporation's Compensation Committee (the "Committee") approved the award of performance- and service-based awards to the Corporation's Chief Executive Officer and other executive officers named in the Compensation Discussion and Analysis included in the Corporation's proxy statement for its annual meeting of shareholders held in 2007 (the Named Executive Officers) in the following amounts:

Named Executive Officer        Number of Restricted        Number of Restricted
                               Stock Units Awarded          Stock Units Awarded
                                Performance-Based               Service-Based

Stephen Gurgovits                    31,832                         14,980
Gary Roberts                         12,733                          5,992
Brian Lilly                          10,441                          4,914
David Mogle                           2,996                          1,409
James Orie                            2,996                          1,409

These awards are made pursuant to the stockholder approved 2007 Incentive Compensation Plan (the Plan), a copy of which is on file with the SEC as Annex "A" to the Corporation's 2007 proxy statement.

         The Corporation's performance-based restricted stock unit award is designed to align management's long term incentive compensation with the Corporation's annual total shareholder return objective of between 9% and 12% by combining the Corporation's peer-leading dividend yield and share price appreciation.

         The Committee's determination of the amount of the performance-based restricted stock units that vest will occur on March 1, 2012 ("Vesting Date"). This determination will be based on the Corporation's return on average tangible equity and earnings per share growth during the four year period beginning January 1, 2008, and ending on December 31, 2011 ("Performance Period"). In order to qualify for vesting, the following criteria must be met: (i) the Named Executive Officer remains continuously employed by the Corporation up to the Vesting Date; (ii) the Corporation's return on average tangible equity during the Performance Period is greater than or equal to the 50th percentile performance of peer institutions; and (iii) the Corporation has positive earnings per share growth during the Performance Period. With the satisfaction of the eligibility criteria, the calculation of the number of performance-based restricted stock units that shall vest will be contingent upon the Corporation's achievement of certain earnings per share growth levels relative to the earnings per share growth of peer institutions during the Performance Period.

         The target set forth in the table below is based on a targeted annual earnings per share growth of 5%, with the 35th percentile target level based on a 10-year historical analysis of earnings per share growth for the peer financial institutions. This targeted earnings per share growth, combined with the Corporation's peer-leading dividend yield, should deliver a total shareholder return consistent with the objective of the Committee. The table sets forth the number of performance-based restricted stock units that will vest for each Named Executive Officer on the Vesting Date based on the relative performance:



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F.N.B.'S EPS GROWTH RELATIVE TO                   RESTRICTED STOCK UNITS EARNED
PEER FINANCIAL INSTITUTIONS' EPS                (AS A MULTIPLE OF THE RESTRICTED
     GROWTH PERCENTILE                                STOCK UNITS TARGETED)
--------------------------------                 -------------------------------
Threshold     20th                                             .50
Target        35th                                            1.0
Maximum       60th                                            1.75

         For amounts of the Corporation's relative earnings per share growth as compared to peer financial institutions between the Threshold and Target levels or between the Target and Maximum levels, straight line interpolation, rounded up to the next whole share, will be used to determine the number of Restricted Stock Units that will become vested.

         The service-based restricted stock awards are subject to the standard terms contained in the service-based restricted stock award agreement previously filed on July 19, 2007 under a Form 8-K by the Corporation and will vest on January 16, 2011, provided the Named Executive Officer remains continuously employed by the Corporation.

         The foregoing discussion is qualified in its entirety by reference to the full text of the Plan and of the RSU Agreement which is attached hereto as
Exhibit 10.1 and 10.2, and incorporated by reference herein.

         Further, on January 16, 2008 the Committee amended and restated Mr. Gurgovits' 2007 service and performance-based restricted stock awards and the form of his 2008 Award was similarly modified since he is eligible to retire in 2008, but intends to continue his employment under a Consulting Agreement with the Company. A copy of Mr. Gurgovits' 2007 restated and amended restricted award agreement are attached hereto as Exhibits 10.3 and 10.4 and incorporated by reference herein.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:


10.1 Form of Restricted Stock Units Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

10.2 Form of Restricted Stock Units Agreement for CEO Stephen Gurgovits pursuant to 2007 Incentive Compensation Plan)

10.3 Amended 2007 Performance-Based Restricted Stock Award for Stephen Gurgovits (pursuant to 2007 Incentive Compensation Plan)

10.4 Amended 2007 Service-Based Restricted Stock Award for Stephen Gurgovits (pursuant to 2007 Incentive Compensation Plan)




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          F.N.B. CORPORATION
                                          (Registrant)



                                          By:    /s/Brian F. Lilly
                                                 ----------------------------
                                          Name:  Brian F. Lilly
                                          Title: Chief Financial Officer
                                                 (Principal Financial Officer)



Dated: January 23, 2008